Exhibit 10.1

SECOND AMENDMENT

TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

AMONG

LEGACY RESERVES LP,
as Borrower,

THE GUARANTORS,

BNP PARIBAS,
as Administrative Agent,

and

THE LENDERS SIGNATORY HERETO

DATED AS OF MARCH 30, 2012

Second Amendment to
Second Amended and Restated Credit Agreement

This Second Amendment to Second Amended and Restated Credit Agreement (this “Second Amendment”) dated as of March 30, 2012, among Legacy Reserves LP, a limited partnership duly formed under the laws of the State of Delaware (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); BNP Paribas, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”); and the Lenders signatory hereto.

Recitals

A.    The Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of March 10, 2011 (as amended by the First Amendment to Second Amended and Restated Credit Agreement dated as of September 30, 2011, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.    The Guarantors are parties to that certain Second Amended and Restated Guaranty Agreement dated as of March 10, 2011 made by each of the Guarantors (as defined therein) in favor of the Administrative Agent (the “Guaranty”).

C.    The Borrower and each of the other Pledgors (as defined therein) are parties to that certain Second Amended and Restated Pledge Agreement dated as of March 10, 2011 made by the Borrower and each of the other Pledgors in favor of the Administrative Agent (the “Pledge Agreement”).

D.    The Borrower, the Guarantors, the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement and the Pledge Agreement as more fully set forth herein.

E.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.    Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Second Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section references in this Second Amendment refer to sections of the Credit Agreement.

Section 2.    Amendments to Credit Agreement.

2.1    Amendments to Section 1.02.
(a)    The definition of “Agreement” is hereby amended in its entirety to read as follows:
“Agreement” means this Second Amended and Restated Credit Agreement, as amended by the First Amendment and the Second Amendment, as the same may from time to time be amended, modified, supplemented or restated.

(b)    The following definition is hereby added where alphabetically appropriate to read as follows:
“Second Amendment” means that certain Second Amendment to Second Amended and Restated Credit Agreement, dated as of March 30, 2012, among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.
2.2    Amendment to Section 9.18(a)(ii).    The second parenthetical clause contained in Section 9.18(a)(ii) is hereby amended and restated in its entirety to read as follows:
(for purposes of the foregoing, natural gas liquids volumes may he hedged     directly or for crude oil volumes in a 2:1 ratio)
2.3    Amendment to Section 10.02(c). Clause “fourth” of Section 10.02(c) is hereby amended and restated in its entirety to read as follows:
fourth, pro rata to payment of principal outstanding on the Loans and payment of Indebtedness referred to in clause (b) of the definition of Indebtedness;
2.4    Amendments to Section 12.02(b)(viii). Section 12.02(b)(viii) is hereby amended by adding the following at the end thereof after the words “waiver or amendment;” and immediately before the words “provided further that no such agreement”:
; provided further that any amendment or modification to any Security Instrument that results in Indebtedness referred to in clause (b) of the definition of Indebtedness secured by such Security Instrument no longer being secured thereby on an equal and ratable basis with the principal of the Loans, shall also require the written consent of each Person that is adversely affected thereby and a party to a Swap Agreement secured by such Security Instrument which is not a Lender (or an Affiliate of a Lender) at the time of such amendment or modification;
2.5    Amendment to Section 12.14. The last sentence of Section 12.14 is hereby amended and restated to read as follows:
Except as set forth in Section 12.02(b), no Lender, or Lender (as defined in the Existing Credit Agreement), or any of their respective Affiliates, or any counterparty to any Swap Agreement with the Borrower or any of its Subsidiaries that was a Lender (or Affiliate of a Lender) when it entered into such Swap Agreement but is no longer a Lender (or and Affiliate of a Lender) shall have any voting rights under any Loan Document as a result of the existence of obligations owed to it under any such Swap Agreements.
Section 3.    Amendments to Pledge Agreement.

3.1    Amendments to Section 1.01(b).
(a)    The definition of “Borrower Obligations” contained in Section 1.01(b) of the Pledge Agreement is hereby amended and restated in its entirety to read as follows:

“Borrower Obligations” means the collective reference to the payment and performance of all Indebtedness and all obligations of the Borrower and its Subsidiaries under the Secured Documents, including, without limitation, the unpaid principal of and interest on the Loans and the LC Exposure and all other obligations and liabilities of the Borrower and its Subsidiaries (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and LC Exposure and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Secured Creditors, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Secured Documents, whether on account of principal, interest, reimbursement obligations, payments in respect of an early termination date, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Secured Creditors that are required to be paid by the Borrower or any of its Subsidiaries pursuant to the terms of any Secured Documents).
(b)    Section 1.01(b) of the Pledge Agreement is hereby amended by adding the following definitions where alphabetically appropriate to read as follows:
“Secured Creditors” means the collective reference to the Administrative Agent, the Issuing Bank, the Lenders and the Affiliates of Lenders that are parties to Secured Swap Agreements and those counterparties to Secured Swap Agreements that were entered into while such Person or its Affiliate was a Lender regardless of whether such Person is a Lender or an Affiliate of a Lender thereafter.
“Secured Documents” means the collective reference to the Credit Agreement, the other Loan Documents, each Secured Swap Agreement and any other document made, delivered or given in connection with any of the foregoing.
3.2    Amendments to Section 2.01. Section 2.01 of the Pledge Agreement is hereby amended and restated in its entirety to read as follows:
Section 2.01 Grant of Security Interest. Each Pledgor hereby pledges, assigns and transfers to the Administrative Agent, and hereby grants to the Administrative Agent, for the ratable benefit of the Secured Creditors, a security interest in all of the following property now owned or at any time hereafter acquired by such Pledgor or in which such Pledgor now has or at any time in the future may acquire any right, title or interest (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations:
(1)    all Pledged Securities;
(2)    all books and records pertaining to the Collateral; and

(3)    to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.
Section 4.    Assignments and Reallocation of Commitments and Loans. The Lenders have agreed among themselves, in consultation with the Borrower, to reallocate their respective Maximum Credit Amounts and Commitments and to, among other things, allow BMO Harris Financing, Inc. and Citibank, N.A. to become parties to the Credit Agreement as Lenders, (the “New Lenders”) by acquiring an interest in the total Maximum Credit Amounts and Commitments. The Administrative Agent and the Borrower hereby consent to such reallocation and the New Lenders' acquisition of an interest in the Maximum Credit Amounts and Commitments. On the Second Amendment Effective Date (as defined below) and after giving effect to such reallocations, (a) the Maximum Credit Amounts and Commitment of each Lender shall be as set forth on Annex I of this Second Amendment, which Annex I supersedes and replaces Annex I to the Credit Agreement (and Annex I to the Credit Agreement is hereby amended and restated in its entirety to read as set forth on Annex I attached hereto) and (b) each New Lender is hereby added as a Lender with the Maximum Credit Amount specified for it in the attached Annex I, and the New Lenders shall become parties to the Credit Agreement as “Lenders” and have all of the rights and obligations of a Lender under the Credit Agreement, as amended by this Second Amendment, and the other Loan Documents. With respect to such reallocation, each New Lender and each other Lender shall be deemed to have acquired the Maximum Credit Amount and Commitment allocated to it from each of the other Lenders pursuant to the terms of the Assignment and Assumption attached as Exhibit D to the Credit Agreement as if the New Lenders and the other Lenders had executed an Assignment and Assumption with respect to such allocation. On the Second Amendment Effective Date, the Administrative Agent shall take the actions specified in Section 12.04(b)(v), including recording the assignments described herein in the Register, and such assignments shall be effective for purposes of the Credit Agreement.

Section 5.    Borrowing Base Redetermination. For the period from and including the Second Amendment Effective Date to but excluding the next Redetermination Date, the amount of the Borrowing Base shall be equal to $565,000,000. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 2.07(e), Section 2.07(f), Section 8.13(c) or Section 9.12(d) of the Credit Agreement. For the avoidance of doubt, the redetermination herein shall constitute the April 1, 2012 Scheduled Redetermination.

Section 6.    Limited Waiver. The Borrower has informed the Administrative Agent and the Lenders that the Borrower has heretofore entered into Swap Agreements in respect of interest rates exceeding 100% of the outstanding principal amount of the Borrower's Debt for borrowed money which bears interest at a floating rate, in violation of Section 9.18(b) (the “Interest Rate Hedging Covenant”). Therefore, the Borrower has requested that the Lenders waive, and the Lenders do hereby waive, during the period from and including the Second Amendment Effective Date (as defined below) through and including October 1, 2012 (the “Waiver Period”), the Borrower's compliance with the Interest Rate Hedging Covenant; provided that during the Waiver Period the Borrower shall not enter into any additional interest rate Swap Agreements (or increase the principal notional amount of any existing interest rate Swap Agreements). The foregoing waiver is hereby granted to the extent and only to the extent specifically stated herein and for the Waiver Period only and for no other purpose or period and shall not be deemed to (a) be a consent or agreement to, or waiver or modification of, any other term or condition of the Credit Agreement, any other Loan Document or any of the documents referred to therein, or (b) except as expressly set forth herein, prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement, any other Loan Document or any of the documents referred to therein. Granting the waiver set forth herein does not and should not be construed to be an assurance or promise that waivers will be granted in the future.

Section 7.    Conditions Precedent. This Second Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “Second Amendment Effective Date”):

7.1    The Administrative Agent shall have received from all the Lenders, the Borrower and the Guarantors, counterparts (in such number as may be requested by the Administrative Agent) of this Second Amendment signed on behalf of such Person.
7.2    The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the date hereof.
7.3    No Default shall have occurred and be continuing as of the Second Amendment Effective Date.
7.4    The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.
The Administrative Agent is hereby authorized and directed to declare this Second Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 7 or the waiver of such conditions as permitted in Section 12.02 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 8.    Miscellaneous.
8.1    Confirmation.  The provisions of the Credit Agreement and the Pledge Agreement, as amended by this Second Amendment, shall remain in full force and effect following the effectiveness of this Second Amendment.
8.2    Ratification and Affirmation; Representations and Warranties.  Each Obligor hereby (a) acknowledges the terms of this Second Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby; (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Second Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect; and (d) agrees that from and after the Second Amendment Effective Date each reference to the Credit Agreement and the Pledge Agreement in the other Loan Documents shall be deemed to be a reference to the Credit Agreement and the Pledge Agreement, as amended by this Second Amendment.

8.3    Counterparts.  This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by telecopy, facsimile, email or other electronic means shall be effective as delivery of a manually executed counterpart hereof.

8.4    No Oral Agreement.  This Second Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.
8.5    GOVERNING LAW.  THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
8.6    Payment of Expenses.  In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Second Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
8.7    Severability.  Any provision of this Second Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
8.8    Successors and Assigns.  This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

BORROWER:	LEGACY RESERVES LP

	By:	Legacy Reserves GP, LLC
its general partner

	By:	/s/ James R. Lawrence
James R. Lawrence
Interim Chief Financial Officer, Vice President - Finance and Treasurer

GUARANTORS:	LEGACY RESERVES OPERATING LP

	By:	Legacy Reserves Operating GP LLC, its general partner
	By:	Legacy Reserves LP, its sole member
	By:	Legacy Reserves GP, LLC, its general partner

	By:	/s/ James R. Lawrence
James R. Lawrence
Interim Chief Financial Officer, Vice President - Finance and Treasurer

LEGACY RESERVES OPERATING GP LLC

	By:	Legacy Reserves LP, its sole member
	By:	Legacy Reserves GP, LLC, its general partner

	By:	/s/ James R. Lawrence
James R. Lawrence
Interim Chief Financial Officer, Vice President - Finance and Treasurer

SIGNATURE PAGE
SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

LEGACY RESERVES SERVICES, INC.

By:	/s/ James R. Lawrence
James R. Lawrence
Interim Chief Financial Officer, Vice President - Finance and Treasurer

SIGNATURE PAGE
SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	BNP PARIBAS,
as Administrative Agent and a Lender

	By:	/s/ Brian Malone
Brian Malone
Managing Director

	By:	/s/ Michaela Braun
Michaela Braun
Director

SIGNATURE PAGE
SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

LENDERS:	WELLS FARGO BANK, N.A.

	By:	/s/ David C. Brooks
David C. Brooks
Director

COMPASS BANK

	By:	/s/ Dorothy Marchand
Dorothy Marchand
Senior Vice President

BANK OF AMERICA, N.A.

	By:	/s/ Jeff Rathkamp
Jeff Rathkamp
Managing Director

THE BANK OF NOVA SCOTIA

	By:	/s/ Mark Sparrow
Mark Sparrow
Managing Director

ROYAL BANK OF CANADA

	By:	/s/ Don J. McKinnerney
Don J. McKinnerney
Authorized Signatory

SIGNATURE PAGE
SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Justin M. Alexander
Justin M. Alexander
Vice President

KEYBANK, N.A.

By:	/s/ Craig Hanselman
Craig Hanselman
Vice President

WEST TEXAS NATIONAL BANK

By:	/s/ Chris L. Whigham
Chris L. Whigham
Senior Vice President

SOCIETE GENERALE

By:	/s/ Christopher S. Parada
Christopher S. Parada
Managing Director

UNION BANK, N.A.

By:	/s/ Lara Sorokolit
Lara Sorokolit
Assistant Vice President

SIGNATURE PAGE
SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Sharada Manne
Sharada Manne
Managing Director

By:	/s/ Darrell Stanley
Darrell Stanley
Managing Director

UBS AG, STAMFORD BRANCH

By:	/s/ Irja R. Otsa
Irja R. Otsa
Associate Director

By:	/s/ Mary E. Evans
Mary E. Evans
Associate Director

SIGNATURE PAGE
SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

BMO HARRIS FINANCING, INC.

By:	/s/ Joseph A. Bliss
Joseph A. Bliss
Managing Director

CITIBANK, N.A.

By:	/s/ John Miller
John Miller
Vice President

SIGNATURE PAGE
SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Title:Annex I

ANNEX I
LIST OF MAXIMUM CREDIT AMOUNTS
Aggregate Maximum Credit Amounts

Name of Lender	Applicable Percentage	Maximum Credit Amount
BNP Paribas	7.9646018%	$79,646,018
Wells Fargo Bank, N.A.	7.0796460%	$70,796,460
Compass Bank	9.7345133%	$97,345,133
UBS AG, Stamford Branch	9.7345133%	$97,345,133
U.S. Bank National Association	9.7345133%	$97,345,133
Bank of America, N.A.	7.9646018%	$79,646,018
Royal Bank of Canada	7.0796460%	$70,796,460
The Bank of Nova Scotia	6.7256637%	$67,256,637
Credit Agricole Corporate and Investment Bank	5.6637168%	$56,637,168
Union Bank, N.A.	6.7256637%	$67,256,637
KeyBank N.A.	6.7256637%	$67,256,637
Societe Generale	2.8318584%	$28,318,584
West Texas National Bank	1.4159292%	$14,159,292
BMO Harris Financing, Inc.	5.3097345%	$53,097,345
Citibank, N.A.	5.3097345%	$53,097,345
TOTAL	100.0000000%	$1,000,000,000